                                                                    EXHIBIT 10.7

                               SECOND AMENDMENT
                                      TO
                          REVOLVING CREDIT AGREEMENT

     This SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") is
made and entered into as of the         day of August, 1996, by and among
CULLIGAN WATER TECHNOLOGIES, INC., a Delaware corporation (the "Parent"), CULLIGAN INTERNATIONAL COMPANY, a Delaware corporation ("CIC"), the Subsidiaries of the Parent and CIC other than the Excluded Subsidiaries (as defined the Credit Agreement referred to below) (the Parent and CIC and such Subsidiaries herein referred to collectively as the "Borrowers" and, individually, as a "Borrower"), THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association, CREDIT LYONNAIS NEW YORK BRANCH ("Credit Lyonnais"), a duly licensed branch under New York Banking Law of a foreign corporation organized under the laws of the Republic of France, WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), a national banking association, the other Lenders (as defined in the Credit Agreement referred to below), FNBB as Administrative and Managing Agent for the Lenders (in such capacity, the "Managing Agent"), and CREDIT LYONNAIS and WELLS FARGO as Co-Agents for the Lenders (the "Co-Agents" and, collectively with the Managing Agent, the "Agents").

     WHEREAS, the Borrowers, the Lenders and the Agents are party to a Revolving Credit Agreement dated as of July 14, 1995, as amended by a First Amendment to Revolving Credit Agreement dated as of January 29, 1996 (as so amended, the "Credit Agreement"), pursuant to which the Lenders have extended credit to the Borrowers on the terms set forth therein;

     WHEREAS, the Borrower has requested that the Lenders and the Agents amend the Credit Agreement, and the Lenders and the Agents are willing to amend the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:


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                                      -2-

     1. Definitions. Capitalized terms used herein without definition that are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

     2. Amendments to (S)7.4 of the Credit Agreement. Section 7.4 of the Credit Agreement is further amended by deleting clause (h) of the proviso therein in its entirety and replacing it with the following:

     "(h) the total cash consideration (including the amount of any Indebtedness assumed in connection therewith) shall not exceed (A) for 51-99% owned Subsidiaries (including Excluded Subsidiaries), notwithstanding the provisions of (S)8.2 hereof, (i) in the event the Leverage Ratio (as defined in (S)8.2 hereof), as at the end of the fiscal quarter immediately preceding the proposed acquisition or Investment, as adjusted for all acquisitions or Investments made since such date plus the proposed acquisition or Investment (the "Adjusted Leverage Ratio"), shall exceed 3.12:1, $35,000,000 in the aggregate through the term of this Agreement, or
     (ii) provided the Adjusted Leverage Ratio shall be greater than 2.50:1 but shall not exceed 3.12:1, $42,500,000 in the aggregate through the term of this Agreement, or (iii) provided the Adjusted Leverage Ratio shall not exceed 2.50:1, $50,000,000 in the aggregate through the term of this Agreement; or (B) for acquisitions of less than 51% interest in any Person (including Excluded Subsidiaries), notwithstanding the provisions of (S)8.2 hereof, (i) in the event the Adjusted Leverage Ratio shall exceed 3.12:1, $15,000,000 in the aggregate through the term of this Agreement, or (ii) provided the Adjusted Leverage Ratio shall be greater than 2.50:1 but shall not exceed 3.12:1, $32,500,000 in the aggregate through the term of this Agreement, or (iii) provided the Adjusted Leverage Ratio shall not exceed 2.50:1, $50,000,000 in the aggregate through the term of this Agreement; provided that any acquisition or Investment permitted hereunder when made shall not be required to be sold or otherwise divested because subsequent thereto the Adjusted Leverage Ratio shall increase from the Adjusted Leverage Ratio calculated at the time of the making of such acquisition or Investment; and"

     3. Representations and Warranties. The Borrowers jointly and severally represent and warrant as follows:

          (a) The execution, delivery and performance of this Amendment and the Credit Agreement, as modified by this Amendment, and the transactions contemplated hereby and thereby (i) are within the corporate authority of each of the Borrowers,


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                                      -3-

     (ii) have been duly authorized by all necessary corporate proceedings on the part of each of the respective Borrowers, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which any Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to any Borrower so as to materially adversely affect the assets, business or any activity of any Borrowers, and (iv) do not conflict with any provision of the corporate charter or bylaws of any Borrower or any agreement or other instrument binding upon any Borrower.

          (b) The execution, delivery and performance of this Amendment and the Credit Agreement, as modified by this Amendment, will result in valid and legally binding obligations of the Borrowers enforceable against each in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

          (c) The execution, delivery and performance by the Borrowers of this Amendment and the Credit Agreement, as modified by this Amendment, and the consummation by the Borrowers of the transactions contemplated hereby and thereby do not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

          (d) The representations and warranties contained in (S)5 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

          (e) No Default or Event of Default under the Credit Agreement has occurred and is continuing.

     4. Ratification, Affirmation, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. Each of the Borrowers hereby affirms its irrevocable and unconditional acceptance of joint and several liability for the Obligations as and to the extent set forth in (S)4.13 of the Credit Agreement.


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                                      -4-

This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

     5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

     7. Effectiveness. This Amendment shall become effective upon receipt by the Managing Agent of requisite counterpart signatures required under (S)26 of the Credit Agreement. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Managing Agent, and the Managing Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Managing Agent may reasonably request.


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                                      -5-

     IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment as an instrument under seal as of the date first set forth above.


                      THE BORROWERS:         CULLIGAN WATER TECHNOLOGIES, INC.

                                             By: /s/ Edward A. Christensen
                                                 -------------------------
                                             Title: Vice President
                                                    ----------------------

                                             CULLIGAN INTERNATIONAL
                                               COMPANY

                                             By: /s/ Edward A. Christensen
                                                 -------------------------
                                             Title: Vice President
                                                    ----------------------

                                             CULLIGAN DES PLAINES VALLEY
                                               WATER CONDITIONING, INC.
                                             CULLIGAN DUTCHESS-PUTNAM
                                               WATER CONDITIONING, INC.
                                             CULLIGAN OF FLORIDA, INC.
                                             CULLIGAN PENINSULA
                                               INDUSTRIAL WATER
                                               CONDITIONING COMPANY
                                             CULLIGAN WATER CONDITIONING,
                                               INC.
                                             CULLIGAN WATER CONDITIONING
                                               OF BATTLE CREEK, INC.
                                             CULLIGAN WATER CONDITIONING
                                               OF BUTLER, INC.
                                             CULLIGAN WATER CONDITIONING
                                               OF GREATER DETROIT, INC.
                                             CULLIGAN WATER CONDITIONING
                                               OF HOUSTON, INC.
                                             CULLIGAN WATER CONDITIONING
                                               OF ORANGE COUNTY, INC.
                                             CULLIGAN WATER CONDITIONING
                                               OF SOUTH BEND, INC.

                                             By: /s/ Michael A. Siri
                                                 -------------------------
                                                     Michael A. Siri
                                                     Treasurer


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                                      -6-


                                             CULLIGAN WATER CONDITIONING
                                               OF TIPPECANOE COUNTY, INC.
                                             GREATER CHICAGO CULLIGAN
                                               WATER CONDITIONING, INC.
                                             INDIANA SOFT WATER SERVICE,
                                               INC.
                                             INLAND EMPIRE DEALERSHIP
                                               PROPERTY, INC.
                                             HIGHQUALITY WATER SERVICES,
                                               INC.
                                             DALLAS-FORT WORTH WATER
                                               QUALITY, INC.
                                             ST. LOUIS SOFT WATER SERVICE,
                                               INC.
                                             CWC FINANCE CORP.
                                             CWC INTERNATIONAL, INC.
                                             CWM INTERNATIONAL, INC.
                                             CULLIGAN DISTRIBUTION
                                               SERVICES, INC.
                                             SANTA BARBARA DEALERSHIP
                                               PROPERTY, INC.
                                             CWG, INC.

                                             By: /s/ Michael A. Siri
                                                 -------------------------
                                                     Michael A. Siri
                                                     Treasurer


                                             EVERPURE, INC.

                                             By: /s/ Edward A. Christensen
                                                 -------------------------
                                             Title: Vice President
                                                    ----------------------


                                             CULLIGAN OF CANADA, LTD.

                                             By: /s/ Edward A. Christensen
                                                 -------------------------
                                             Title: Vice President
                                                    ----------------------


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                                      -7-


                                             CULLIGAN WATER CONDITIONING
                                               (ONTARIO) LTD.

                                             By: /s/ Edward A. Christensen
                                                 -------------------------------
                                             Title: Vice President
                                                    ----------------------------

                                             WATER CONDITIONING FINANCE
                                               LIMITED

                                             By: /s/ Edward A. Christensen
                                                 -------------------------------
                                             Title: Vice President
                                                    ----------------------------

                                             CULLIGAN ESPANA S.A.
                                             CULLIGAN ITALIANA S.p.A.
                                             CULLIGAN INTERNATIONAL (U.K.)
                                               LIMITED
                                             CULLIGAN N.V.
                                             N.V. EVERPURE (EUROPE) S.A.
                                             CULLIGAN de MEXICO S.A. de C.V.
                                             EVERPURE JAPAN, INC.
                                             CULLIGAN HUNGARY
                                               VIZKEZELESI Rt.


                                             By: /s/ Edward A. Christensen
                                                 -------------------------------
                                             Title: Director or Authorized Agent
                                                    ----------------------------

                                             CULLIGAN WASSERTECHNIK Gmbh

                                             By: /s/ Edward A. Christensen
                                                 -------------------------------
                                             Title: Authorized Agent
                                                    ----------------------------

                                             CULLIGAN FRANCE S.A.
                                             TECHNINO S.A.
                                             SOFADIM, S.A.

                                             By: /s/ Edward A. Christensen
                                                 -------------------------------
                                             Title: Authorized Agent
                                                    ----------------------------


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                                      -8-


                   THE LENDERS:           THE FIRST NATIONAL BANK OF
                                          BOSTON, individually and as
                                          Managing Agent

                                          By: /s/ J. Lee Harper, Jr.
                                              ------------------------
                                          Title: Vice President
                                                 ---------------------


                                          CREDIT LYONNAIS NEW YORK
                                          BRANCH, individually and as
                                          Co-Agent

                                          By: /s/ Robert Ivosevich
                                              ------------------------
                                          Title: Senior Vice President
                                                 ---------------------


                                          WELLS FARGO BANK,
                                          NATIONAL ASSOCIATION,
                                          individually and as Co-Agent

                                          By: /s/ Alan W. Wray
                                              ------------------------
                                          Title: Vice President
                                                 ---------------------


                                          BANK OF AMERICA ILLINOIS

                                          By: /s/ Timothy J. Pepowski
                                              ------------------------
                                          Title: Senior Vice President
                                                 ---------------------


                                          BANQUE PARIBAS

                                          By: /s/ Ann C. Pifer
                                              ------------------------
                                          Title: Vice President
                                                 ---------------------

                                          By: /s/ John J. McCormick, III
                                              ------------------------
                                          Title: Vice President
                                                 ---------------------




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                                      -9-


                                          HARRIS TRUST AND SAVINGS BANK

                                          By: /s/ R. Michael Newton
                                              ------------------------
                                          Title: Vice President
                                                 ---------------------


                                          LASALLE NATIONAL BANK

                                          By: /s/ Michael Foster
                                              ------------------------
                                          Title: Senior Vice President
                                                 ---------------------


                                          THE BANK OF NOVA SCOTIA

                                          By: /s/ M. D. Smith
                                              ------------------------
                                          Title: Agent, Operations
                                                 ---------------------


                                          UNION BANK

                                          By: /s/ Julie B. Bloomfield
                                              ------------------------
                                          Title: Vice President
                                                 ---------------------